UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2024

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01. Regulation FD Disclosure.

On October 2, 2024, New Fortress Energy Inc. (the “Company”) announced a series of financing transactions that upon closing are intended to increase the Company’s liquidity and financial flexibility. In furtherance of these goals, the Company has begun work to identify strategic partners for one or more of its primary businesses, including projects in Brazil, Puerto Rico, Jamaica, Mexico, Nicaragua, FLNG 1 and Klondike. The Company expects to explore with potential strategic partners financings, commercial ventures or asset sales that are intended to enhance the Company’s liquidity and financial flexibility. The Company cannot provide assurance that its exploration will result in pursuing a transaction or that any transaction, if pursued, will be completed on attractive terms.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these terms or other comparable words. Forward looking statements include: that the announced financing transactions are intended to increase the Company’s liquidity and financial flexibility; our ability to explore with potential strategic partners financings, commercial ventures or asset sales for one or more of its primary businesses, including projects in Brazil, Puerto Rico, Jamaica, Mexico, Nicaragua, FLNG 1 and Klondike; and our ability to enhance the Company’s liquidity and reduce the Company’s leverage through those explorations.

These forward-looking statements are necessarily estimates based upon current information and involve a number of risks, uncertainties and other factors, many of which are outside of the Company’s control. Actual results or events may differ materially from the results anticipated in these forward-looking statements. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: the risk that we may not close the announced financing transactions and the risk that those financing transactions even if closed do not increase the Company’s liquidity and financial flexibility; the risk that we may not be able to execute any financings, commercial ventures or asset sales for any of the Company’s primary businesses; and the risk that even if the Company is able to execute any transactions with potential strategic partners those transactions do not enhance the Company’s liquidity or reduce the Company’s leverage. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of NFE’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results.

Any forward-looking statement speaks only as of the date on which it is made, and we undertake no duty to update or revise these forward-looking statements, even though our situation may change in the future. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in NFE’s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: November 5, 2024	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer